INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

Board  of  Directors
Summit  Financial  Corporation


We  consent  to  the  use  of  our  report  incorporated  herein  by  reference.


/s/KPMG  LLP
Greenville,  South  Carolina
November  21,  2002